UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

132 Turnpike Road Southborough, Massachusetts	01772
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 12, 2018, Virtusa Corporation (the “Company”) completed the previously announced acquisition of eTouch Systems Corp. (“eTouch US”) pursuant to the terms of the equity purchase agreement by and among the Company, eTouch US and each of the equityholders of eTouch US. On March 16, 2018, two of the Company’s Indian subsidiaries completed the previously announced acquisition of eTouch Systems (India) Pvt. Ltd. (“eTouch India”) pursuant to the terms of the share purchase agreement by and among the Company’s Indian subsidiaries, eTouch India and the equityholders of eTouch India (together with the acquisition of eTouch US, the “Acquisition”). On March 12, 2018, the Company paid an amount equal to $66.0 million to the equityholders of eTouch US, and on March 14, 2018, the Company paid an amount equal to $14.0 million to the equityholders of eTouch India, which together comprise the first of three tranches of the purchase price to be paid in connection with the closing of the Acquisition.

The description of the Acquisition contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the equity purchase agreement and share purchase agreement, which were filed as Exhibits 10.1 and 10.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission on March 13, 2018, and are incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits

(d)         Exhibits

10.1*

Equity Purchase Agreement by and among the Company, eTouch Systems Corp., and the equity holders thereof and Ani Gadre as equityholder representative, dated as of March 12, 2018 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2018).

10.2*

Share Purchase Agreement by and among Virtusa Software Services Private Limited, Virtusa Consulting Services Private Limited, eTouch Systems (India) Pvt. Ltd and the equityholders thereof, dated as of March 12, 2018 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2018).

* Schedules (or similar attachments) to the equity purchase agreement and the share purchase agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally copies of such omitted schedules (or similar attachments) to the Securities and Exchange Commission upon request.

EXHIBIT INDEX

Exhibit No.	Description

10.1*

Equity Purchase Agreement by and among the Company, eTouch Systems Corp., and the equity holders thereof and Ani Gadre as equityholder representative, dated as of March 12, 2018 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2018).

10.2*

Share Purchase Agreement by and among Virtusa Software Services Private Limited, Virtusa Consulting Services Private Limited, eTouch Systems (India) Pvt. Ltd and the equityholders thereof, dated as of March 12, 2018 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2018).

* Schedules (or similar attachments) to the equity purchase agreement and the share purchase agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally copies of such omitted schedules (or similar attachments) to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: March 16, 2018	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer (Principal Financial and Accounting Officer)